UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214 Hoboken, NJ	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 436-2161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.0001 per share)	QUBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

This amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed by Quantum Computing Inc. (the “Company”) with the Securities Exchange Commission (“SEC”) on February 3, 2026, (the “Original Report”). We filed the Original Report to report the Stock Purchase Agreement, dated as of December 15, 2025 (the “Stock Purchase Agreement”) with Luminar Technologies, Inc., a Delaware corporation (the “Seller”) and Luminar Semiconductor, Inc., a Delaware corporation (the “Target”), pursuant to which, subject to the terms and conditions set forth in the Stock Purchase Agreement, the Company agreed to acquire all of the issued and outstanding shares of common stock of the Target from the Seller (the “Transaction”).

This Current Report on Form 8-K/A is being filed by the Company to amend the Original Report solely to provide the financial statement and financial information required by Item 9.01 of Form 8-K that were not filed with the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses or Funds Acquired

The consolidated balance sheets of Luminar Semiconductor, Inc. and subsidiaries as of December 31, 2025 and December 31, 2024 and the related consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for the years ended December 31, 2025 and December 31, 2024 and the auditor’s report required by this Item 9.01(a) are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial information required by Item 9.01(b) and the notes related thereto pursuant to Article 11 of Regulation S-X are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of BPM LLP, independent auditors of Luminar Semiconductor, Inc.
99.1	Unaudited Pro Forma Condensed Combined Financial Information
99.2	Audited Consolidated Financial Statements of Luminar Semiconductor, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: April 17, 2026	By:	/s/ Christopher Roberts
Christopher Roberts
Chief Financial Officer

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